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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)                March 8, 1999


                              THE IT GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)



      Delaware                        1-9037                   33-0001212
(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)             Identification No)

  2790 Mosside Boulevard
 Monroeville, Pennsylvania                                      15146-2792
(Address of Principal Executive                                 (Zip Code)
            Offices)

Registrant's telephone number, including area code            (412) 372-7701

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events

     On March 9, 1999, The IT Group, Inc. ("IT"), a Delaware corporation, announced that it had entered into an Asset Purchase Agreement (the "Agreement"), dated March 8, 1999, with ICF Kaiser International, Inc. ("ICF"). Pursuant to the Agreement, IT will acquire certain assets of the Environmental and Facilities Management Group ("EFM") of ICF for $82.0 million in cash, subject to certain adjustments, including, but not limited to, a reduction of the purchase price by $8.0 million, representing working capital retained by ICF. The closing is expected to be completed by early April.

     The acquisition of EFM is an acquisition of the operations of certain direct and indirect subsidiaries associated with ICF, including, but not limited to, the stock of certain ICF subsidiaries, which are principally engaged in the business of overseeing major program management and technical support contracts for United States government agencies, including the United States Department of Energy and Defense, and NASA, as well as private sector environmental clients.

     The EFM acquisition is subject to certain conditions, including the completion of financing arrangements by IT and expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     It is currently intended that the financing for the Agreement will be provided by a private placement pursuant to Rule 144A of the Securities Act of 1933, as amended, of senior subordinated notes in the aggregate amount of $200 million.

     A copy of the IT press release announcing the execution of the Agreement is filed as an Exhibit to this Current Report on Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


     (c)  Exhibits.
         ---------


Exhibit No.                                         Description
-----------                                         -----------

     99.1 Asset Purchase Agreement, dated as of March 8, 1999, between IT and ICF.

     99.2 Press Release, dated March 9, 1999, announcing the execution of the Agreement with ICF.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         THE IT GROUP, INC.

Date:  March 12, 1999                    By: /s/ James Redwine
                                            -----------------------------
                                                    James Redwine
                                              Senior Corporate Counsel
                                               and Assistant Secretary

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                                 EXHIBIT INDEX


Exhibit No.                                         Description
-----------                                         -----------

     99.1 Asset Purchase Agreement, dated as of March 8, 1999, between IT and ICF.

     99.2 Press Release, dated March 9, 1999, announcing the execution of the Agreement with ICF.

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